Supplement to the
Fidelity® Strategic Income Fund
March 1, 2017
As Revised December 8, 2017
Summary Prospectus

Reorganization. The Board of Trustees of Fidelity School Street Trust and Fidelity Advisor Series II has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity® Strategic Income Fund and Fidelity Advisor® Strategic Income Fund, a fund of Fidelity Advisor Series II.

Each fund seeks a high level of current income and may also seek capital appreciation.

As a result of the proposed Reorganization, shareholders of Fidelity® Strategic Income Fund will receive new retail class shares of Fidelity Advisor® Strategic Income Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity® Strategic Income Fund in exchange for corresponding shares of Fidelity Advisor® Strategic Income Fund equal in total value to the total value of shares of Fidelity® Strategic Income Fund. After the exchange, Fidelity® Strategic Income Fund will distribute the Fidelity Advisor® Strategic Income Fund shares to its shareholders pro rata, in liquidation of Fidelity® Strategic Income Fund (these transactions are referred to as the “Reorganization”).

The Reorganization, which does not require shareholder approval, is expected to take place on or about April 27, 2018. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity® Strategic Income Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

For more detailed information, please contact Fidelity at 1-800-544-8544.

FSN-SUM-18-01 1.9887357.100	January 29, 2018